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                                                                   EXHIBIT 10.11

                              SECURITY AGREEMENT
                              ------------------

          This SECURITY AGREEMENT is made and entered into as of this 2nd day of March, 1998, between CERTIFIED MAINTENANCE SERVICES, INC., a Florida corporation (the "Guarantor"), and RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC. and RENAISSANCE US GROWTH & INCOME TRUST PLC (each a "Lender" and collectively, the "Lenders"). Capitalized terms used herein, unless otherwise defined herein, have the definitions given them in the Loan Agreement (as defined below).

          WHEREAS, Lenders, Renaissance Capital Group, Inc. (the "Agent") and La-Man Corporation (the "Borrower"), have entered into a Convertible Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lenders will lend to the Borrower the aggregate principal amount of $3,500,000 evidenced by the Borrower's 8.75% Convertible Debentures of even date herewith (the "Debentures");

          WHEREAS, as a condition for entering into the Loan Agreement and providing the Loan, Lenders required that Guarantor, a subsidiary of the Borrower, guarantee the obligations of the Borrower and grant a security interest in the assets of the Guarantor as collateral for such guaranty; and

          WHEREAS, the Guarantor executed a Continuing Guaranty of even date herewith in favor of Lenders (the "Continuing Guaranty"), whereby Guarantor guaranteed the due performance and full and prompt payment of all obligations and indebtedness of the Borrower arising under the Loan Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto and hereby agree as follows:

          1.   Grant of Security Interest.  In order to secure payment when due
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of all obligations arising under the Continuing Guaranty (the "Obligations"), now existing or hereafter incurred, Guarantor hereby irrevocably grants to Lenders a continuing security interest in the following property of the Guarantor (the "Collateral"), whether now owned or existing, or hereafter acquired, owned, existing or arising (whether by contract or operation by law), and wherever located, which shall be retained by Lenders until the Obligations have been paid in full and the Loan Agreement has been terminated; provided, however, that the security interest in certain of the Collateral will be subordinate to existing security interests previously granted to SouthTrust Bank, National Association:

               a. All accounts, contract rights, chattel paper and rights of payment of every kind (collectively, "Accounts") and instruments and general intangibles of Guarantor.

               b.   All bank accounts of Guarantor.

               c. All monies, residues and property of any kind, now or at any time or times hereafter, in the possession or under the control of Lenders, Agent or a bailee of Lenders.
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               d.   All licenses, patents, patent applications, copyrights,
trademarks, trademark applications, trade names, assumed names, service marks and service mark applications of Guarantor.

               e. All inventory, equipment (including any and all computer hardware and components), machinery and fixtures of Guarantor in all forms and wherever located, and all parts and products thereof, all accessories thereto, and all documents therefor.

               f. All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, printouts and other computer materials and records) of Guarantor evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

               g. All accessories to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the Collateral (including, but not limited to, claims paid and premium refunds).

          2.   Insurance on Collateral.  Guarantor further warrants and agrees
               -----------------------
that in each case where the terms of any such Accounts require the Guarantor or the account debtor named in such Account to place or carry insurance in respect of the property to which such Account relates, the Guarantor or the account debtor will pay for and maintain such insurance.

          3.   Delivery of Receivables.  Upon Lenders' or Agent's request, upon
               -----------------------
the occurrence of an Event of Default, the Guarantor will, at any reasonable time and at Guarantor's own expense, physically deliver to Lenders or Agent all Accounts assigned to Lenders at any reasonable place or places designated by Lenders or Agent. Failure to deliver any Account, or failure to deliver physical possession of any instruments, documents or writings in respect of any Account shall not invalidate Lenders' Lien and security interest therein, except to the extent that possession may be required by applicable law for the perfection of said Lien or security interest, in which latter case, the Account shall be deemed to be held by the Guarantor as the custodian agent of Lenders, for the benefit of Lenders. Failure of Lenders or Agent to demand or require Guarantor to include any Account in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents or writings related to any Account shall not relieve Guarantor of its duty so to do.

          4.   Collection of Receivables.  Guarantor hereby agrees that it shall
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use commercially reasonable efforts, at its sole cost and expense and in its own name, to promptly and diligently collect and enforce payment of all Accounts and Guarantor will defend and hold Lenders harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement.

          5.   Financing Statements.  Guarantor agrees to execute all financing
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statements and amendments thereto as Lenders or Agent may request from time to time to evidence the security interest granted to Lenders hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, Guarantor authorizes Lenders or Agent to file financing statements with respect to the Collateral without the signature of Guarantor. Without the

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written consent of Lenders or Agent, Guarantor will not allow any financing statement or notice of assignment to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Lenders herein, unless such financing statement relates to a Permitted Lien.

          6.   Lenders' Payment of Claims.  Lenders may, in their sole
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discretion, discharge or obtain the release of any security interest, lien, claim or encumbrance asserted by any Person against the Collateral, other than a Permitted Lien. All sums paid by Lenders in respect thereof shall be payable, on demand, by Guarantor to such Lenders and shall be a part of the Obligations.

          7.   Default and Remedies.
               --------------------

               a. Guarantor shall be in default hereunder upon the occurrence of an Event of Default, as set forth in the Loan Agreement.

               b. Upon the occurrence of any Event of Default which shall be continuing, (i) unless Lenders or Agent shall elect otherwise, the entire unpaid amount of due under the Continuing Guaranty as are not then otherwise due and payable shall become immediately due and payable without notice to Guarantor or demand by Lenders or Agent and (ii) any of Lenders or Agent may at its or their option exercise from time to time any and all rights and remedies available to them under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Guarantor agrees that any of Lenders, Agent or their nominee may become the purchaser at any such sale or sales. Guarantor agrees that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of the same may be made. All rights and remedies granted Lenders hereunder or under any other agreement between Lenders and Guarantor shall be deemed concurrent and cumulative and not alternative, and Lenders, or Agent on their behalf, may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy. Guarantor shall pay to Lenders or Agent on demand any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lenders or Agent (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Continuing Guaranty, the Collateral or any of Lenders' rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of the Collateral, the incurring of all of which are hereby authorized to the extent Lenders or Agent deem the same advisable. Guarantor's liability to Lenders or Agent for any such payment shall be included in the Obligations. The proceeds of any Collateral received by Lenders or Agent at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Obligations and in such order and manner as Lenders or Agent may elect.

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          8.   Representations and Covenants of Guarantor.  Guarantor hereby
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represents to and agrees with Lenders as follows:

               a. Except as referred to in Section 1, Guarantor owns the Collateral as sole owner, free and clear of any Liens.

               b. So long as any amounts due pursuant to the Loan Agreement remain unpaid, Guarantor agrees not to sell, assign or transfer the Collateral and to maintain it free and clear of any Liens.

          9.   Miscellaneous.
               -------------

               a. This Agreement shall bind and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns, except that Guarantor shall not assign any of its rights hereunder without Lenders' and Agent's prior written consent.

               b. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

               c. All issues arising hereunder shall be governed by the laws of the State of Texas.

               d. Guarantor hereby consents to the jurisdiction of the courts of the State of Texas in any action or proceeding which may be brought against it under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein, and in the event any such action or proceeding shall be brought against it, Guarantor agrees not to raise any objection to such jurisdiction or to the laying of venue in Dallas County, Texas or, if applicable, any other county in any state in which Collateral is located.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year written above.

                                   GUARANTOR:

                                   CERTIFIED MAINTENANCE SERVICES, INC.



                                   By: /s/ J. William Brandner
                                      ------------------------------------------
                                      J. William Brandner

                                   Title:  Vice President
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                                   LENDERS:

                                   RENAISSANCE CAPITAL GROWTH & INCOME FUND
                                   III, INC.


                                   By:  /s/ Vance M. Arnold
                                      ------------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________


                                   RENAISSANCE US GROWTH & INCOME TRUST, PLC

                                   By:  Renaissance Capital Group, Inc.,
                                        Investment Manager


                                        By: /s/ Vance M. Arnold
                                           -------------------------------------
                                        Name:___________________________________
                                        Title:__________________________________

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